SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING ALTERNATIVE FUNDS
For the Allspring Global Long/Short Equity Fund (the “Fund”)

At a meeting held on February 10, 2025, the Board of Trustees of Allspring Funds Trust unanimously approved the liquidation of the Fund.

Effective at the close of business on or about February 12, 2025, the Fund is closed to new investors and additional investments from existing shareholders, except that existing retirement plans, benefit plans, retirement plan platforms, and intermediary centrally managed (home office) model portfolios will be able to continue to add new participants and make additional purchases until the date of liquidation.

The liquidation of the Fund is expected to occur after the close of business on or about April 7, 2025 (the “Liquidation Date”). Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares. After the liquidation, the Fund will no longer be offered and all references to the Fund are removed from the prospectuses and Statement of Additional Information.

Following the announcement of the liquidation, the Fund may begin to experience greater redemption activity. As portfolio managers effect portfolio transactions to meet redemptions and prepare the Fund for liquidation, the Fund may not be fully invested in portfolio securities, which may necessitate the Fund no longer pursuing its investment objective or being managed in accordance with its principal investment strategies, which would likely impact Fund performance. The Fund will incur transaction costs as a result of these portfolio transactions which will indirectly be borne by the Fund’s shareholders. The Fund may be required to make a distribution of income and capital gains realized, if any, from liquidating its portfolio. It is anticipated that any distribution would be paid to shareholders prior to liquidation. Shareholders of the Fund on the Liquidation Date would receive a distribution of their account proceeds on the settlement date in complete redemption of their shares. Please consult your tax advisor to determine your specific tax consequences, if any.

February 11, 2025	SUP4340 02-25